Exhibit 10.51

CONFIDENTIAL TREATMENT REQUESTED

REDACTED VERSION

AMENDMENT NUMBER 1 TO

SOLAR WAFER SUPPLY AGREEMENT

This Amendment Number 1 to Solar Wafer Supply Agreement (this “Amendment”) is entered into as of July 10, 2008, by and between MEMC SINGAPORE PTE. LTD., a Singapore corporation (“MEMC Singapore”) and wholly-owned subsidiary of MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation with its principal place of business at 501 Pearl Drive (City of O’Fallon), St. Peters, Missouri 63376, United States of America, or such other designated majority-owned subsidiary of MEMC ELECTRONIC MATERIALS, INC. (“MEMC”), and CONERGY AG, a German corporation with its principal place of business at Anckelmannsplatz 1, 20537 Hamburg, Germany (“Conergy”) or its designated majority-owned subsidiary. MEMC Singapore and Conergy together shall be referred to as the “Parties” and individually as a “Party”.

RECITALS:

WHEREAS, on October 25, 2007, MEMC Electronic Materials, Inc. and Conergy entered into that certain Solar Wafer Supply Agreement (the “Agreement”), pursuant to which MEMC agreed to supply and Conergy agreed to purchase certain quantities of solar wafers, pursuant to the terms of the Agreement; and

WHEREAS, on October 26, 2007, pursuant to Section 7.6 of the Agreement, MEMC assigned the Agreement to its wholly-owned subsidiary, MEMC Singapore; and

WHEREAS, the Parties hereto wish to amend the Agreement as provided herein by this Amendment:

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, MEMC Singapore and Conergy agree as follows:

ARTICLE I

AMENDMENT TO SELECTED SECTIONS OF THE AGREEMENT

1.1 Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Agreement.

1.2 No Mono Wafers. The Agreement shall be hereby amended to provide that no Mono Wafers shall be sold and purchased thereunder, and that only Multi Wafers shall be sold and purchased. Any references to Mono Wafers in the Agreement shall hereafter be understood to mean Multi Wafers.

1.3 Amendment to Attachment B to the Agreement. The Parties have agreed to amend and restate page B-1 of Attachment B to the Agreement to reflect the newly agreed volumes and prices per Watt over the Initial Term of the Agreement. Accordingly, page B-1 of Attachment B to the Agreement is replaced by Attachment B-1 to this Amendment.

CONFIDENTIAL TREATMENT REQUESTED

REDACTED VERSION

1.4 Amendment and Restatement of Attachment C to the Agreement and Conforming Changes to Section 3.1. The Parties have agreed to amend and restate Attachment C to the Agreement to reflect the newly agreed Refundable Capacity Reservation Deposit amount, the Retained Refundable Capacity Reservation Deposit Amount and the Letter of Credit Amounts over the Initial Term of the Agreement. Accordingly, Attachment C to the Agreement is replaced in its entirety by Attachment C-1 to this Amendment, and the amounts “$1,005.5 million”, “$965.3 million” and “$40.2 million” in Section 3.1 of the Agreement are hereby changed to “$367.7 million”, “$353.0 million” and “$14.7 million”, respectively. Finally, the Parties further agree that the Letter of Credit required to be delivered pursuant to Section 3.1(c) of the Agreement with respect to the first Contract Year only shall be required to be delivered by Conergy no later than five (5) Business Days prior to first delivery of Wafers in Contract Year one under the Agreement (anything in Section 3.1(c) notwithstanding).

1.5 Amendment of Section 3.2; Interest in Conergy Subsidiary. The fourth sentence of Section 3.2 of the Agreement shall be amended and restated in its entirety as follows:

The Parties shall negotiate and execute a detailed agreement outlining the valuation method and related matters by no later than September 30, 2008.

ARTICLE II

MISCELLANEOUS

2.1 No Other Changes. Other than as specifically set forth herein above, this Amendment does not modify, change or delete any other addendum, term, provision, representation, warranty or covenant (the “Provisions”) relating to or contained in the Agreement or any Attachment to the Agreement, and all such Provisions of the Agreement shall remain in full force and effect.

2.2 Amendment. This Amendment may be amended, modified or supplemented only in writing signed by MEMC Singapore and Conergy.

2.3 Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the internal Laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

2.4 Counterparts; Facsimile Signatures. This Amendment may be executed in counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile and upon such delivery the facsimile signature shall be deemed to have the same effect as if the original signature had been delivered to the other Part(ies). The original signature copy shall be delivered to the other Part(ies) by express overnight delivery. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Amendment.

[remainder of page intentionally left blank; signature page follows]

CONFIDENTIAL TREATMENT REQUESTED

REDACTED VERSION

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

MEMC SINGAPORE PTE. LTD.		CONERGY AG

By:	/s/ Kenneth H. Hannah	By:	/s/ Dieter Ammer
	Kenneth H. Hannah		Dieter Ammer
	Director and Chief Financial Controller		Chief Executive Officer

SIGNATURE PAGE TO

AMENDMENT NUMBER 1 TO SOLAR WAFER SUPPLY AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED

REDACTED VERSION

ATTACHMENT B-1

Attachment B – Yearly Target Quantities

[*****]

B-1

CONFIDENTIAL TREATMENT REQUESTED

REDACTED VERSION

ATTACHMENT C-1

Attachment C – Refundable Capacity Reservation Deposit Amounts; Letter of Credit Amounts

[*****]

C-1